July 1, 2009

                                   BERWYN FUND
                               BERWYN INCOME FUND
                             BERWYN CORNERSTONE FUND
                       (EACH A SERIES OF THE BERWYN FUNDS)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2009

      Effective July 1, 2009, Edward A. Killen II resigned his position as Executive Vice President of The Killen Group, Inc. (the "Advisor") and is no longer a member of the Advisor's Investment Management Committee. The Investment Management Committee is responsible for the day-to-day management of the portfolios of the Berwyn Fund, Berwyn Income Fund and the Berwyn Cornerstone Fund (the "Funds"). Accordingly, the disclosure in the section MANAGEMENT OF THE FUNDS - THE INVESTMENT MANAGEMENT COMMITTEE on pages 35 and 36 of the Prospectus has been revised to reflect this change.

                                THE BERWYN FUNDS

                              SHAREHOLDER SERVICES
                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707
                                  800-992-6757

                                   BERWYN FUND
                               BERWYN INCOME FUND
                             BERWYN CORNERSTONE FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   MAY 1, 2009
                           REVISED AS OF JULY 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of The Berwyn Funds (the "Trust") dated May 1, 2009 and supplemented on July 1, 2009. The audited financial statements of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund for the year ended December 31, 2008, and the report thereon of Briggs, Bunting & Dougherty, LLP, the Trust's independent registered public accounting firm, included in the 2008 Annual Report of the Trust, are incorporated by reference in this SAI. The current prospectus and annual report are available without charge by writing to the Trust at the above address, by calling 800-992-6757 or on the Trust's website at www.theberwynfunds.com.

                                TABLE OF CONTENTS
                                -----------------

Berwyn Fund....................................................................3

Berwyn Income Fund.............................................................8

Berwyn Cornerstone Fund.......................................................16

Investment Management Committee...............................................21

Trustees and Officers.........................................................22

Portfolio Turnover............................................................25

Code of Ethics................................................................25

Proxy Voting Policy...........................................................25

Portfolio Holdings Disclosure Policy..........................................26

Ownership of the Trust........................................................27

Share Purchases...............................................................28

Distributor...................................................................28

Redemption of Shares..........................................................29

Calculation of Performance Data...............................................29

General Information...........................................................32

Distributions and Taxes.......................................................34

Financial Statements..........................................................45

Appendix A - Standard & Poor's and Moody's Bond Ratings.......................46

Appendix B - Proxy Voting Policy..............................................50


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

                                   BERWYN FUND
                                   -----------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objective, Investment Strategies and Related Risks" for the Berwyn Fund in the Trust's prospectus.

Berwyn Fund ("BF") is a no-load, non-diversified series of shares of the Trust that seeks long term capital appreciation by investing in common stocks and fixed income securities that offer potential for capital appreciation. Current income is a secondary consideration.

Under normal market conditions, BF invests at least 80% of the value of its net assets in equity securities. BF invests in equity securities that The Killen Group, Inc. (the "Advisor") considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies believed to have, in the judgment of the Advisor, above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BF may be deemed contrarian in that it may lead BF to select stocks that are not currently in favor with most other investors.

BF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BF's investments in iShares to exceed 10% of the Fund's net assets and will limit its investments in other ETFs as required by the Investment Company Act of 1940 (the "1940 Act"). When BF invests in iShares Funds or other ETFs, BF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2008, BF had 2.8% of its net assets invested in ETFs.

While the portfolio of BF emphasizes common stocks, BF may also invest up to 20% of the value of its net assets in fixed income securities. The fixed income securities in which BF may invest include corporate bonds. BF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates. Some of these fixed income securities may be convertible into common stock.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BF. BF may purchase fixed income securities in any rating category of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). (See Appendix A for S&P and Moody's descriptions of bond ratings.) This means that BF may invest up to 20% of the value of its net assets in high yield, high risk corporate debt securities that are commonly referred to as "junk bonds." These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2008, BF was not invested in fixed income securities.

BF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investments by BF in money market funds will result in BF paying management fees and other fund expenses on the money invested in such funds in addition to the operating expenses of BF. As of December 31, 2008, BF had 5.8% of its net assets invested in money market funds.

While BF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investments in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement as compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2008, BF was not invested in ADRs.

BF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. BF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The

Advisor, however, monitors the investment environment and BF's investments in REITs as a means of controlling exposure to these risks. As of December 31, 2008, BF was not invested in REITs.

BF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BF and agrees with BF at the time of sale to repurchase the securities from BF at a mutually agreed upon time and price. BF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BF intends to invest primarily in overnight repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BF would also incur additional expenses enforcing its rights. As of December 31, 2008, BF was not invested in repurchase agreements.

BF has established a line of credit with its custodian that permits BF to borrow up to 5% of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of BF shares or for temporary emergency purposes; provided that BF will not purchase any additional investments while such borrowings are outstanding. Borrowing involves the creation of a liability that requires BF to pay interest. As of December 31, 2008, BF had no outstanding borrowings.

The risks of borrowing include a higher volatility of the net asset value of BF's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of BF's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if BF had not borrowed money. In an extreme case, if BF's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for BF to liquidate certain of its investments at an inappropriate time.

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BF. Fundamental policies may not be changed without approval by vote of a majority of BF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BF's outstanding shares are present in person or represented by proxy.

When investing its assets, BF will not:

      (1) purchase more than 10% of the outstanding voting securities of a single issuer;

      (2) invest more than 25% of the value of its total assets in any one industry;

      (3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making a loan;

      (4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

      (5) underwrite securities of other issuers, except as BF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

      (6)   make short sales or purchase securities on margin;

      (7) borrow money, except that BF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

      (8)   invest for the purposes of exercising control or management;

      (9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

      (10)  participate in a joint investment account; or

      (11)  issue senior securities.

In addition, BF has adopted the following investment restrictions that are not fundamental policies:

      (1) With respect to 50% of its assets, BF will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government);

      (2) With respect to the other 50% of its assets, BF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer;

      (3) BF will not invest in real estate limited partnerships or in oil, gas or other mineral leases; and

      (4)   BF's investments in warrants will not exceed 5% of its net assets.

Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BF, and the Advisor (the "Contract") dated April 28, 1999, the Advisor provides BF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BF's portfolio. In addition, employees of the Advisor oversee and coordinate BF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. BF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BF. The Advisor may terminate the Contract on sixty days' written notice to BF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 1.00% of the average daily net assets of BF. The fee is computed daily by multiplying the net assets for a day by 1.00% and dividing the result by 365. At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.

BF paid the Advisor investment advisory fees of $1,320,973, $1,413,807 and $1,774,516 with respect to the fiscal years ended December 31, 2008, 2007 and 2006, respectively.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BF will be reduced in any fiscal year by the amount necessary to limit BF's expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor's fee payable by BF) to 2.00% of the average daily net assets of BF when BF's net assets are $100 million or less, and 1.50% of the average daily net assets of BF when BF's net assets exceed $100 million. The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BF under the Contract. During the fiscal year ended December 31, 2008, BF's ratio of expenses to average net assets was 1.29%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BF's portfolio decisions and placing orders for the purchase and sale of BF's portfolio securities. In executing such transactions, the Advisor seeks to obtain the best net results for BF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BF. These services may include economic studies, industry studies, security analyses or reports and statistical services furnished either directly to BF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

BF paid total brokerage commissions of $320,055, $252,706 and $313,847 during the fiscal years ended December 31, 2008, 2007 and 2006, respectively.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2008, 2007 and 2006, BF paid brokerage commissions of $101,045, $80,011 and 95,670, respectively, to Berwyn Financial. During the fiscal year ended December 31, 2008, Berwyn Financial received 31.6% of BF's aggregate brokerage commissions for effecting 30.2% of the aggregate dollar amount of transactions involving brokerage commissions.

                               BERWYN INCOME FUND
                               ------------------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objectives, Investment Strategies and Related Risks" for the Berwyn Income Fund in the Trust's prospectus.

Berwyn Income Fund ("BIF") is a no-load, diversified series of shares of the Trust that seeks to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable risks. To achieve its objective, BIF invests in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities, high yield, high risk corporate debt securities (also known as "junk bonds"), unrated corporate debt securities, asset-backed securities, municipal bonds, and preferred and common stocks of primarily domestic issuers. The Advisor determines the percentage of each category of securities to purchase and hold based upon the prevailing economic and market conditions. This means that BIF could invest up to 100% of its net assets in high yield, high risk corporate debt securities. However, BIF will not make an investment in common stocks if such investment would cause the aggregate value of the common stocks in BIF's portfolio to exceed 30% of the value of BIF's net assets.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BIF. BIF may purchase fixed income securities in any rating category of S&P or Moody's. (See Appendix A for S&P and Moody's descriptions of bond ratings.) Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade corporate debt securities. Securities rated lower than BBB or Baa by these services are considered high yield, high risk securities ("junk bonds"). These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2008, 37.0% of BIF's net assets were invested in corporate debt securities rated below investment grade.


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

BIF may invest in fixed income securities that are not rated. BIF will invest only in unrated securities that have a creditworthiness, in the opinion of the Advisor, that is equal to or better than the creditworthiness of fixed income securities with an S&P rating of CC or a Moody's rating of Caa.

BIF may also purchase certain securities that have not been registered with the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act. There are risks associated with investing in such "Rule 144A" securities. The securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Although Rule 144A securities may be resold in negotiated transactions, the price realized from these sales could be less than the price originally paid by BIF or less than what may be considered the fair value of such securities. Furthermore, if such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, BIF may be required to bear the expense of registration. In an effort to minimize the risks associated with these securities, BIF will purchase only Rule 144A securities of U.S. companies that have publicly traded securities outstanding, have been in business a minimum of five years, and have a market capitalization of at least $100 million. Finally, BIF will purchase Rule 144A securities only in situations where the Advisor has a reasonable expectation that the securities will be registered with the SEC within six months.

In addition to corporate debt securities, BIF may invest in the securities issued or guaranteed by the U.S. Government and its agencies, asset-backed and mortgage-backed securities and municipal bonds and in preferred and common stocks. The securities of the U.S. Government in which BIF may invest include U.S. Treasury bonds and notes and debt securities, including mortgage-backed securities, issued by U.S. Government agencies or by instrumentalities of the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include, among others, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, the Federal Intermediate Credit Banks and the Federal National Mortgage Association.

U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. Government. Securities issued by U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look to the specific issuing agency or instrumentality for repayment.

Asset-backed securities are debt securities that represent partial ownership interests in pools of consumer or commercial loans, such as motor vehicle installment sales contracts, credit card receivables or trade receivables. Asset-backed securities are generally issued by special purpose entities, but their ultimate value is dependent upon the repayment of the underlying borrowers.

Mortgage-backed securities are debt securities that represent ownership in large, diversified pools of mortgage loans. The pools generally contain mortgages of similar rates and terms and are structured as pass-throughs, meaning the monthly payments of principal and interest from the underlying mortgage loans are passed through to the investor. Most mortgage-backed securities are issued by and/or guaranteed by Government National Mortgage Association (Ginnie Mae), which is an agency of the U.S. government, or by government sponsored enterprises, such as the Federal National Mortgage Association (Fannie
Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may also be issued by private entities and backed by either residential or commercial mortgages.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (FHFA). In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Municipal bonds are interest bearing securities issued by state and local governments to support their financial needs or to finance public projects. The interest on municipal bonds is exempt from federal income taxes and, in some cases, from state and local taxes. As a result of this tax-exempt feature, municipal bonds generally yield less than corporate bonds of comparable maturity and credit quality.

Asset-backed and mortgage-backed securities are subject to prepayment risk, which is the risk that the loans that form the pools will be paid prior to maturity. This risk makes it difficult to predict the actual life of the security. During periods of falling interest rates, prepayments may accelerate, subjecting BIF to the risk of reinvesting the proceeds at lower interest rates. During periods of rising interest rates, the prices of asset-backed and mortgage-backed securities may decline due to a slowdown in prepayments and subsequent lengthening of maturities. Although generally rated investment grade, these securities could become illiquid or experience losses if borrowers default or if guarantors or insurers default.

Municipal bonds, like most other debt securities, are subject to interest rate risk, call risk and credit risk. During periods of rising interest rates, the prices of municipal bonds will likely decline. Should interest rates decline, many municipal bonds are subject to call risk, meaning they may be retired prior to their final maturity and BIF would have to reinvest the proceeds at lower interest rates. Municipal bonds are also subject to credit risk, the risk that the issuer will default and not be able to pay interest on the principal. In some instances, the payment of interest and principal on a bond issue is tied directly to a particular project's revenues. In such cases, the credit risk may be greater than that of the governmental entity issuing the bonds. In addition to the above risks, municipal bonds may be subject to illiquidity risks in that many municipal bond offerings are relatively small in size and, as a result of the special local nature of the bond issue, have limited interest among investors.

BIF may invest in preferred stocks that, in the opinion of the Advisor, are offering an above average yield in comparison to preferred stocks of the same quality or in preferred stocks offering a potential for capital appreciation. BIF may also purchase preferred stocks that are restricted securities subject to the limitations under Rule 144A, as described above.

BIF will invest in common stocks that it considers to be selling at undervalued prices. The investment approach of BIF may be deemed "contrarian" in its selection of common stocks due to the fact that this approach may lead BIF to select stocks not currently in favor with other investors. BIF will only purchase common stocks if they pay cash dividends. BIF will not purchase a common stock if it would cause the aggregate value of the common stocks owned by BIF to exceed 30% of its net assets.

BIF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BIF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BIF's investments in iShares Funds to exceed 15% of BIF's net assets and will limit its investments in other ETFs as required by the 1940 Act. When BIF invests in iShares Funds or other ETFs, BIF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2008, BIF was not invested in ETFs.

BIF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BIF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. BIF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and loans held by a REIT could become worthless. The Advisor, however, monitors the investment environment and BIF's investments in REITs as a means of controlling the exposure to these risks. BIF intends to limit its investments in REITs to no more than 15% of the value of its net assets. As of December 31, 2008, BIF had 2.8% of its net assets invested in the securities of REITs.

BIF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investments by BIF in money market funds will result in BIF paying management fees and other fund expenses on the money invested in such funds in addition to the operating expenses of BIF. As of December 31, 2008, BIF had 7.4% of its net assets invested in money market funds.

While BIF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement as compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2008, BIF had 3.2% of its net assets invested in ADRs.

BIF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BIF and agrees with BIF at the time of sale to repurchase the securities from BIF at a mutually agreed upon time and price. BIF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent that it invests in repurchase agreements, BIF intends to invest primarily in overnight repurchase agreements. In the event of bankruptcy of the seller of a repurchase agreement or the failure of the seller to repurchase the underlying securities as agreed upon, BIF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BIF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BIF would also incur additional expenses enforcing its rights. As of December 31, 2008, BIF was not invested in repurchase agreements.

BIF has established a line of credit with its custodian that permits BIF to borrow up to 5% of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of BIF shares or for temporary emergency purposes; provided that BIF will not purchase any additional investments while such borrowings are outstanding. Borrowing involves the creation of a liability that requires BIF to pay interest. As of December 31, 2008, BIF had no outstanding borrowings.

The risks of borrowing include a higher volatility of the net asset value of BIF's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of BIF's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if BIF had not borrowed money. In an extreme case, if BIF's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for BIF to liquidate certain of its investments at an inappropriate time.

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BIF. Fundamental policies may not be changed without approval by vote of a majority of BIF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BIF's outstanding shares, or (b) at least 67% of the shares present or represented by proxy at a meeting of shareholders provided that the holders of more than 50% of BIF's outstanding shares are present in person or represented by proxy.

When investing its assets, BIF will not:

      (1) invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.
      S. Government, its agencies or instrumentalities;

      (2) invest more than 25% of the value of its total assets in the securities of issuers in any one industry;

      (3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be the making of a loan;

      (4) buy or sell real estate and real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

      (5) underwrite securities of other issuers, except as BIF may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

      (6)   make short sales or purchase securities on margin;

      (7) borrow money, except that BIF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

      (8)   invest for the purposes of exercising control or management;

      (9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public, except that BIF will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act);

      (10)  participate in a joint investment account; or

      (11)  issue senior securities.

BIF has also adopted certain investment restrictions that are not fundamental policies. These restrictions are that: (i) BIF will not invest in real estate limited partnerships or oil, gas or other mineral leases, and (ii) BIF's investments in warrants will not exceed 5% of BIF's net assets. Restrictions that are not fundamental policies may be changed by a vote of the majority of the Board of Trustees, but if any of these non-fundamental restrictions are changed, BIF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BIF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BIF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BIF, and the Advisor (the "Contract") dated April 28, 1999, the Advisor provides BIF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BIF's portfolio. In addition, employees of the Advisor oversee and coordinate BIF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BIF may terminate the Contract on sixty days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BIF. The Advisor may terminate the Contract on sixty days' written notice to BIF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BIF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 0.50% of the average daily net assets of BIF. The fee is computed daily by multiplying the net assets for a day by 0.50% and dividing the result by 365. At the end of each month, the daily fees are added and the sum is paid to the Advisor.

BIF paid the Advisor investment advisory fees of $1,187,071, $1,181,621 and $1,134,244 with respect to the fiscal years ended December 31, 2008, 2007 and 2006, respectively.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BIF will be reduced in any fiscal year by the amount necessary to limit BIF's expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses, but inclusive of the Advisor's fee payable by BIF) to 2.00% of the average daily net assets of BIF when BIF's net assets are $100 million or less, or 1.50% of average daily net assets when BIF's net assets exceed $100 million.

The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BIF under the Contract. During the fiscal year ended December 31, 2008, BIF's ratio of expenses to average net assets was 0.73%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BIF's portfolio decisions and placing orders for the purchase and sale of BIF's portfolio securities. In executing such transactions, the Advisor will seek to obtain the best net results for BIF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BIF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BIF. These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BIF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

BIF paid total brokerage commissions of $125,716, $64,866 and $84,371 during the fiscal years ended December 31, 2008, 2007 and 2006, respectively. The higher brokerage commissions paid by BIF during its most recent fiscal year are primarily attributable to a higher rate of portfolio turnover and an increase in capital share activity in BIF (i.e., purchases and redemptions of BIF shares).

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BIF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BIF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2008, 2007 and 2006, BIF paid brokerage commissions of $38,195, $20,286 and $33,680, respectively, to Berwyn Financial. During the fiscal year ended December 31, 2008, Berwyn Financial received 30.4% of BIF's aggregate brokerage commissions for effecting 32.9% of the aggregate dollar amount of transactions involving brokerage commissions.

                             BERWYN CORNERSTONE FUND
                             -----------------------

INVESTMENT POLICIES AND RISK FACTORS
------------------------------------

This information supplements "Investment Objective, Investment Strategies and Related Risks" for the Berwyn Cornerstone Fund in the Trust's prospectus.

Berwyn Cornerstone Fund ("BCF") is a no-load, non-diversified series of shares of the Trust that seeks long-term capital appreciation by investing in equity and fixed income securities that offer potential for capital appreciation. Current income is a secondary consideration.

The Advisor determines the percentage of the Fund's net assets to be invested in each type of security based upon the Advisor's view of prevailing economic and market conditions. BCF primarily invests in U.S. common stocks the Advisor considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies, in the judgment of the Advisor, to have above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BCF may be deemed contrarian in that it may lead BCF to select securities that are not currently in favor with most other investors.

BCF may invest in iShares Funds and other Exchange Traded Funds ("ETFs"). ETFs are shares of management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks. BCF will not purchase shares of an iShares Fund if such purchase would cause the aggregate value of BCF's investments in iShares Funds to exceed 25% of BCF's net assets and will limit its investment in other ETFs as required by the 1940 Act. When BCF invests in iShares Funds or other ETFs, BCF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2008, BCF had 3.1% of its net assets invested in ETFs.

The fixed income securities in which BCF may invest include corporate bonds. Some of these fixed income securities may be convertible into common stocks. BCF selects fixed income securities that, in the judgment of the Advisor, have a potential for capital appreciation due to a decline in prevailing interest rates.

There are no restrictions on the Advisor as to the investment rating a fixed income security must have in order to be purchased by BCF. BCF may purchase fixed income securities in any rating category of S&P or Moody's. (See Appendix A for S&P and Moody's descriptions of bond ratings.) This means that BCF may invest up to 20% of the value of its net assets in high yield, high-risk corporate debt securities that are commonly referred to as "junk bonds." These are corporate debt securities that are rated lower than BBB by S&P or Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower-rated security may default in the payment of interest and repayment of principal. On the whole, these lower-rated securities are considered speculative investments. As of December 31, 2008, BCF was not invested in fixed income securities.

BCF may, for temporary defensive purposes, invest all or any portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds and other short-term debt instruments. Investments by BCF in money market funds will result in BCF paying management fees and other fund expenses on the money invested in such funds in addition to the operating expenses of BCF. As of December 31, 2008, BCF had 7.7% of its net assets invested in money market funds.

While BCF invests primarily in U.S. companies, it may also invest in foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.

ADRs are subject to the risks associated with foreign securities and foreign securities markets. Foreign markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Fund may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. The risks discussed above are generally higher in less developed countries. As of December 31, 2008, BCF had 8.2% of its net assets invested in ADRs

BCF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BCF may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. BCF will invest in REITs that generate income and that have, in the judgment of the Advisor, the potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The

Advisor, however, monitors the investment environment and BCF's investments in REITs as a means of controlling the exposure to these risks. As of December 31, 2008, BCF was not invested in REITs.

BCF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BCF and agrees with BCF at the time of sale to repurchase the securities from BCF at a mutually agreed upon time and price. BCF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. To the extent it invests in repurchase agreements, BCF intends to invest primarily in overnight repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BCF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BCF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BCF would also incur additional expenses enforcing its rights. As of December 31, 2008, BCF was not invested in repurchase agreements.

INVESTMENT RESTRICTIONS
-----------------------

The investment restrictions set forth below are fundamental policies of BCF. Fundamental policies may not be changed without approval by vote of a majority of BCF's outstanding shares. Under the 1940 Act, such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BCF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BCF's outstanding shares are present in person or represented by proxy.

When investing its assets, BCF will not:

      (1) purchase more than 10% of the outstanding voting securities of a single issuer;

      (2) invest more than 25% of the value of its total assets in any one industry;

      (3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making of a loan;

      (4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

      (5) underwrite securities of other issuers, except as BCF may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

      (6)   make short sales or purchase securities on margin;

      (7) borrow money, except that BCF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

      (8)   invest for the purposes of exercising control or management;

      (9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

      (10)  participate in a joint investment account; or

      (11)  issue senior securities.

In addition, BCF has adopted the following investment restrictions that are not fundamental policies:

      (1) With respect to 50% of its assets, BCF will not at time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government);

      (2) With respect to the other 50% of its assets, BCF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer;

      (3) BCF will not invest in real estate limited partnerships or in oil, gas or other mineral leases; and

      (4)   BCF's investments in warrants will not exceed 5% of its net assets.

Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees, but if any of these nonfundamental restrictions are changed, BCF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------

The Killen Group, Inc. is the investment advisor to BCF. Robert E. Killen is Chairman, Chief Executive Officer, sole shareholder and a Director of the Advisor. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Advisor provides BCF with investment management services. Under a Contract for Investment Advisory Services between the Trust, on behalf of BCF, and the Advisor (the "Contract") dated February 5, 2002, the Advisor provides BCF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BCF's portfolio. In addition, employees of the Advisor oversee and coordinate BCF's other service providers, including the administrator, fund accountant, transfer agent and custodian.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BCF may terminate the Contract on 60 days' written notice to the Advisor, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding shares of BCF. The Advisor may terminate the Contract on 60 days' written notice to BCF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Advisor.

As compensation for its investment management services to BCF under the Contract, the Advisor is entitled to receive monthly compensation at the annual rate of 1.00% of the average daily net assets of BCF. The fee is computed daily by multiplying the net assets for a day by

1.00% and dividing the result by 365. At the end of each month, the daily fees are added and the resulting sum is paid to the Advisor.

During the fiscal years ended December 31, 2008, 2007 and 2006, BCF paid the Advisor investment advisory fees of $15,776 (which was net of waivers of $55,745), $37,206 (which was net of waivers of $40,591) and $9,439 (which was net of fee waivers of $53,700), respectively.

EXPENSE LIMITATION
------------------

The Contract provides that the Advisor's fee payable by BCF will be reduced in any fiscal year by the amount necessary to limit BCF's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Advisor's fee payable by BCF) to 2.00% of the average daily net assets of BCF when BCF's net assets are $100 million or less, or 1.50% of average daily net assets when BCF's net assets exceed $100 million. The Contract provides that the Advisor will not be responsible for reimbursing other expenses exceeding the advisory fee payable by BCF under the Contract. The Advisor may discontinue payment of BCF's expenses at any time. During the fiscal year ended December 31, 2008, BCF's ratio of expenses to average net assets was 2.00%; absent advisory fee waivers by the Advisor, such ratio would have been 2.78%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
------------------------------------------------

Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for BCF's portfolio decisions and placing orders for the purchase and sale of BCF's portfolio securities. In executing such transactions, the Advisor seeks to obtain the best net results for BCF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Advisor generally seeks reasonably competitive commission rates, the Advisor is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Advisor may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Advisor for BCF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Advisor's other clients, and not all such services may be used by the Advisor in connection with BCF. These services may include economic studies, industry studies, security analysis or reports and statistical services furnished either directly to BCF or to the Advisor. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Advisor.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through an affiliated broker. Berwyn Financial Services Corp. ("Berwyn Financial") is an affiliated broker that BCF may utilize to execute portfolio transactions. Berwyn Financial is affiliated with BCF because certain officers and a Trustee of the Trust and certain Directors and officers of the Advisor are officers, Directors and shareholders of Berwyn Financial. During the fiscal years ended December 31, 2008, 2007 and 2006, BCF paid brokerage commissions of $9,341, $8,126 and $8,928, respectively, to Berwyn Financial. During the fiscal year ended December 31, 2008, Berwyn Financial received 100% of

BCF's aggregate brokerage commissions for effecting 100% of the aggregate dollar amount of transactions involving brokerage commissions.

                         INVESTMENT MANAGEMENT COMMITTEE
                         -------------------------------

Each  Fund's  portfolio  is  managed  by  an  Investment   Management  Committee
consisting of Lee S. Grout,  Robert E. Killen,  George Cipolloni III and Raymond
J. Munsch.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2008)
------------------------------------------------

The members of the Investment Management Committee are also responsible for the day-to-day management of other accounts, as indicated by the following table.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total                             Number of       Total Assets of
                                                                  Number                         Accounts Managed     Accounts with
   Name of Investment                                               of        Total Assets of    with Advisory Fee    Advisory Fee
       Management                                                Accounts         Accounts           Based on           Based on
    Committee Member               Type of Accounts               Managed         Managed           Performance        Performance
------------------------------------------------------------------------------------------------------------------------------------
Lee S. Grout               Registered Investment Companies:          1        $ 15.5 million             0                 $ 0
                           Other Pooled Investment Vehicles:         2        $  3.6 million             1            $2.1 million
                           Other Accounts:                          208       $114.4 million             0                 $ 0
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Killen           Registered Investment Companies:          1        $ 15.5 million             0                 $ 0
                           Other Pooled Investment Vehicles:         2        $  3.6 million             1            $2.1 million
                           Other Accounts:                          208       $114.4 million             0                 $ 0
------------------------------------------------------------------------------------------------------------------------------------
George Cipolloni III       Registered Investment Companies:          1        $ 15.5 million             0                 $ 0
                           Other Pooled Investment Vehicles:         2        $  3.6 million             1            $2.1 million
                           Other Accounts:                          208       $114.4 million             0                 $ 0
------------------------------------------------------------------------------------------------------------------------------------
Raymond J. Munsch          Registered Investment Companies:          1        $ 15.5 million             0                 $ 0
                           Other Pooled Investment Vehicles:         2        $  3.6 million             1            $2.1 million
                           Other Accounts:                          208       $114.4 million             0                 $ 0
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing plans and pooled investment vehicles, some of which have investment objectives similar to the Funds' investment objectives. Therefore, certain conflicts of interest exist as a result of the Investment Management Committee members managing the Funds and managing the other accounts noted above.

There will be times when an Investment Management Committee member may recommend purchases and/or sales of the same portfolio securities for one or more of the Funds and/or the Advisor's other clients. Simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold and there may also exist certain conflicts of interest with respect to allocation of the Investment Management Committee's time and resources. To address any existing or potential conflicts of interest, the Advisor has adopted certain policies and procedures. Such policies require the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. These policies are designed to ensure equitable treatment of all accounts and to protect the Funds from disparate treatment due to any conflicts of interest. In addition, procedures are in place to monitor personal trading by the Investment Management Committee members to ensure that the interests of the Advisor's clients come first.

COMPENSATION
------------

Compensation of Investment Management Committee members includes a fixed cash salary plus a cash profit sharing bonus. The amount of the profit sharing bonus received by each Committee member is determined pursuant to a formula established by the Advisor that takes into consideration the person's salary, years of employment and management's evaluation of the Committee member's performance. The amount of the profit sharing contribution is also based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Fund assets. The Advisor also offers a 401(k) plan whereby the Committee members, as well as all employees of the Advisor, may elect to contribute up to the legal limit and the Advisor will match any contribution up to a fixed percentage.

OWNERSHIP OF FUND SHARES
------------------------

The following table indicates the dollar range of securities of each Fund beneficially owned by the Investment Management Committee members as of December 31, 2008.

------------------------------------------------------------------------------------------------
          Name of                                                    Dollar Value of Fund Shares
Investment Committee Member     Fund Shares Beneficially Owned           Beneficially Owned
------------------------------------------------------------------------------------------------
Lee S. Grout                    Berwyn Fund                              $100,001--$500,000
                                Berwyn Income Fund                        $50,001--$100,000
                                Berwyn Cornerstone Fund                   $50,001--$100,000
------------------------------------------------------------------------------------------------
Robert E. Killen                Berwyn Fund                                Over $1,000,000
                                Berwyn Income Fund                         Over $1,000,000
                                Berwyn Cornerstone Fund                    Over $1,000,000
------------------------------------------------------------------------------------------------
George Cipolloni III            Berwyn Fund                                $10,001--$50,000
                                Berwyn Income Fund                         $10,001--$50,000
                                Berwyn Cornerstone Fund                    $10,001--$50,000
------------------------------------------------------------------------------------------------
Raymond J. Munsch               Berwyn Fund                              $100,001--$500,000
                                Berwyn Income Fund                        $50,001--$100,000
                                Berwyn Cornerstone Fund                    $10,001--$50,000
------------------------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                              ---------------------

The Board of Trustees oversees the management of the business of the Trust and the Funds. The Trust has three series -- Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund. Under the Declaration of Trust, each Trustee serves during the lifetime of the Trust until he or she resigns, dies or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board of Trustees sets broad policies for the Trust and has responsibility for supervision of its operations. The daily operations of the Trust are administered by employees of the Advisor under the Board's supervision.

The Board has an Audit Committee, but does not have a standing nomination or compensation committee. The members of the Audit Committee are Denis P. Conlon and Deborah D. Dorsi, the Independent Trustees on the Board. The Audit Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of the financial statements of the Funds, and selecting the Trust's independent registered public accounting firm. The Audit Committee held one meeting during 2008.

The Trustees and executive officers of the Trust, their ages, their principal occupations for the past five years and the aggregate dollar range of shares owned in the Funds are listed below:

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate Dollar Range of
                                                                               Shares Owned in Berwyn
                                    Principal Occupation for the Past         Fund, Berwyn Income Fund     Number of Portfolios
     Name, Age, Position               Five Years and Directorships            and Berwyn Cornerstone         in Fund Complex
         and Address                       of Public Companies                  Fund as of 12/31/08(1)      Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Killen(2)             President and Chairman of the Board of          Over $100,000     BF                 3
(age 68)                        the Trust and its predecessors since            Over $100,000     BIF
President and Trustee           inception (February 1983).                      Over $100,000     BCF
1199 Lancaster Ave.             Director of Westmoreland Coal Co. (a
Berwyn, PA 19312                mining company) from July 1996 until May
                                2008.  Director, officer and shareholder
                                of Berwyn Financial Services Corp.
                                (financial services company and
                                registered broker-dealer) since October
                                1991.  Chairman, Chief Executive Officer
                                and sole shareholder of the Advisor since
                                September 1982.  General Partner of Focus
                                Limited Partners (a private investment
                                partnership).  President, Director and
                                sole shareholder of Berwyn Management Co.
                                (a private investment advisory firm).
                                General Partner of Berwyn Enterprises and
                                Berwyn Enterprises, II (real estate
                                partnerships).
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Denis P. Conlon                 Trustee of the Trust and its predecessors       Over $100,000     BF                 3
(age 61)                        since June 1992.                                $10,001--$50,000  BIF
Trustee                         President and Chief Executive Officer of        $50,001--$100,000 BCF
1199 Lancaster Ave.             CRC Industries (a worldwide manufacturer)
Berwyn, PA 19312                since 1996.
                                President of Berwind Industrial Products
                                Group (diversified manufacturing
                                and financial company) since January 2008.
--------------------------------------------------------------------------------------------------------------------------------
Deborah D. Dorsi                Trustee of the Trust and its predecessors       Over $100,000     BF                 3
(age 53)                        since April 1998.                               $10,001--$50,000  BIF
Trustee                         Retired computer industry executive.            $10,001--$50,000  BCF
1199 Lancaster Ave.
Berwyn, PA 19312
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
Kevin M. Ryan  2                Vice President of the Trust since January       Over $100,000     BF
(age 61)                        2005 and Chief Compliance Officer of the        Over $100,000     BIF
Vice President/Chief            Trust since October 2004.                       Over $100,000     BCF
Compliance Officer              Served as a Director and/or officer of
1189 Lancaster Ave.             the Trust and its predecessors since
Berwyn, PA 19312                1983.  President, Treasurer, Director and
                                shareholder of Berwyn Financial Services
                                Corp. since October 1991.  Legal counsel
                                to the Advisor since September 1985.
--------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                Vice President of the Trust since April
(age 52)                        2005 and Managing Director of Ultimus
Vice President                  Fund Solutions, LLC (registered transfer
225 Pictoria Drive Suite 450    agent) and Ultimus Fund Distributors, LLC
Cincinnati, OH 45246            (registered broker-dealer) since August
                                1999.
--------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                   Treasurer of the Trust since April 2005
(age 47)                        and Managing Director of Ultimus Fund
Treasurer                       Solutions, LLC and Ultimus Fund
225 Pictoria Drive Suite 450    Distributors, LLC since August 1999.
Cincinnati, OH 45246
--------------------------------------------------------------------------------------------------------------------------------
John F. Splain                  Secretary of the Trust since April 2005
(age 52)                        and Managing Director of Ultimus Fund
Secretary                       Solutions, LLC and Ultimus Fund
225 Pictoria Drive Suite 450    Distributors, LLC since August 1999.
Cincinnati, OH 45246
--------------------------------------------------------------------------------------------------------------------------------

(1) The value of shares listed for Mr. Killen includes shares owned by his wife, companies in which he is the majority shareholder and Partnerships of which he is General Partner. The value of shares listed for Ms. Dorsi includes shares owned by her husband. The value of shares listed for Mr. Ryan includes shares owned by him through a corporation in which he is a majority shareholder.

(2) Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust as defined in the 1940 Act. Robert E. Killen is an officer, Director and sole shareholder of the Advisor. He is also a Director and officer of Berwyn Financial Services Corp., an affiliated broker-dealer, and owns one-third of its outstanding shares. Kevin M. Ryan is legal counsel to the Advisor and an officer, Director and owner of one-third of the outstanding shares of Berwyn Financial Services Corp. Robert E. Killen and Kevin M. Ryan are brothers-in-law.

Mr. Conlon and Ms. Dorsi are the Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). They are paid a fee of $1,500 for each Board or Committee meeting attended and a quarterly retainer of $2,000. If Board and Committee meetings are held on the same day, the Independent Trustees receive only one $1,500 fee for all meetings on that day. The Trust has not adopted a pension or retirement plan or any other plan that would afford benefits to the Trust. Ms. Dorsi and Mr. Conlon each received fees of $15,500 during the fiscal year ended December 31, 2008.

Officers of the Trust, except for the Chief Compliance Officer, are not paid any compensation by the Trust for their work as officers. No fees are paid by the Trust to the Trustees who are not Independent Trustees for the performance of their duties.

Ms. Dorsi, an Independent Trustee, had an immediate family member that had entered into a Non-Discretionary Investment Management Agreement with the Advisor. The Agreement was terminated during the third quarter of 2007. Under the Agreement, and prior to its termination, the Advisor received less than $5,000 in fees during 2007. Ms. Dorsi does not receive any form of compensation or benefit as a result of this arrangement.

                               PORTFOLIO TURNOVER
                               ------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Distributions and Taxes." The Advisor anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, BF's portfolio turnover rate was 38%, 40% and 38%, respectively; BIF's portfolio turnover rate was 64%, 37% and 31%, respectively; and BCF's portfolio turnover rate was 46%, 38% and 23%, respectively.

                                 CODE OF ETHICS
                                 --------------

The Trust, the Advisor and Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter, have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, and to trade securities held by the Trust, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Advisor and the Distributor are on public file with, and are available from, the SEC. Copies of the Code may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending a request to the following e-mail address: publicinfo@sec.gov.

                              PROXY VOTING POLICIES
                              ---------------------

The Trust and the Advisor have adopted policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policy & Procedures of the Trust and the Advisor are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 800-992-6757, on the Fund's website at www.theberwynfunds.com, or on the SEC's website at http://www.sec.gov.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY
                      ------------------------------------

The Board of Trustees of the Trust has adopted the following policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

o Public disclosure regarding the portfolio securities held by each Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

o Information regarding portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

o These policies relating to disclosure of a Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Advisor or to other service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom a Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o Neither the Advisor nor the Trust (or any affiliated person, employee, officer, trustee or director of the Advisor or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

                             OWNERSHIP OF THE TRUST
                             ----------------------

BERWYN FUND
-----------

As of April 1, 2009, there were 6,215,420  shares of BF outstanding.  As of that date, National Financial Services LLC ("National Financial"), One World Financial Center, New York, New York 10281, was the record owner of 32.8% of BF's outstanding shares. Although National Financial is the record owner of more than 25% of the outstanding shares, it cannot be considered to control BF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. As of April 1, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, was the record owner of 9.4% of BF's outstanding shares and LPL Financial Services, San Diego, California 92150, was the record owner of 6.7% of BF's outstanding shares. The records of BF do not indicate that any other person owns of record or beneficially more than 5% of BF's outstanding shares. As of April 1, 2009, Trustees and officers of the Trust, as a group, owned beneficially and of record 314,563 shares (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted 5.1% of the outstanding shares of BF.

BERWYN INCOME FUND
------------------

As of April 1, 2009, there were 26,795,524 shares of BIF outstanding. As of that date, Charles Schwab & Co., Inc. ("Charles Schwab") was the record owner of 33.0% of BIF's outstanding shares. Although Charles Schwab is record owner of more than 25% of the outstanding shares, it cannot be considered to control BIF since Charles Schwab holds the shares in nominee name for its customers and it does not have the power to vote or sell the shares. As of April 1, 2009, National Financial Services LLC, One World Financial Center, New York, New York, was the record owner of 20.9% of BIF's outstanding shares; and Ameritrade Inc., Omaha, Nebraska, 68103, was the record owner of 10.3% of BIF's outstanding shares. The records of BIF do not indicate that any other person owns of record or beneficially more than 5% of BIF's outstanding shares. As of April 1, 2009, Trustees and officers of the Trust, as a group, owned beneficially and of record less than 1% of BIF's outstanding shares.

BERWYN CORNERSTONE FUND
-----------------------

As of April 1, 2009, there were 661,234 shares of BCF outstanding. As of that date, National Financial Services LLC ("National Financial") was the record owner of 55.9% of BCF's outstanding shares. Although National Financial is the record owner of more than 25% of BCF's outstanding shares, it cannot be considered to control BCF since National Financial holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. As of April 1, 2009, The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan in the aggregate were the record owners of 9.0% of BCF's outstanding shares. As of April 1, 2009, Jack V. Marino of Las Cruces, New
Mexico 88011, was the record owner of 5.4% of BCF's outstanding shares. The records of BCF do not indicate that any other person owns of record or beneficially more than 5% of BCF's outstanding shares. As of April 1, 2009, Trustees and officers of the Trust, as a group, owned beneficially and of record 89,010 shares of BCF (excluding shares held by The Killen Group, Inc. Profit Sharing Plan and The Killen Group, Inc. 401(k) Plan), which constituted13.5% of the outstanding shares of BCF. Mr. Robert E. Killen, President, Chairman and Trustee of the Trust, owned beneficially 10.5% of the outstanding shares of BCF. Mr. Killen's share ownership in BCF is included in the ownership total for all Trustees and officers of the Trust (i.e. 13.5%).

                                 SHARE PURCHASES
                                 ---------------

The Trust offers shares of the Funds to the public on a continuous basis. The Trust does not impose a sales charge (load) on the purchase of shares of the Funds. The offering price of shares of a Fund is the net asset value per share next determined after receipt by the Transfer Agent or a broker authorized by the Trust to receive orders for the purchase of shares.

The net asset value per share of each Fund is determined by dividing the total value of the investments of the Fund plus other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange"), ordinarily 4:00 p.m., Eastern time, on each day that the Exchange is open. The net asset value per share can be expected to fluctuate daily.

The minimum initial investment is $3,000 per investor. This investment may be divided by a single investor among different investment accounts in one Fund that total $3,000 in the aggregate or among accounts in the three Funds of the Trust. Subsequent investments must be at least $250 per account. The minimum initial investment for Individual Retirement Accounts (IRAs) is $1,000. The minimum is $250 for a spousal IRA. Subsequent investments in IRAs must be at least $250. There are no minimum requirements for pension and profit sharing plans or custodial accounts for minors.

The  Trust  reserves  the  right  to  reduce  or  waive  the  minimum   purchase
requirements in certain cases where subsequent and continuing purchases are contemplated.

                                   DISTRIBUTOR
                                   -----------

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust dated as of May 1, 2005. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member firm of the Financial Industry Regulatory Authority. The offering of the Funds' shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Funds' shares, will use its best efforts to distribute the Funds' shares. The Distributor is an affiliate of Ultimus Fund Solutions, LLC, the Funds' administrator and transfer agent.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

                              REDEMPTION OF SHARES
                              --------------------

The Trust will redeem an investor's shares of a Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share of a Fund next determined after receipt of proper instructions, less any applicable redemption fee. In certain circumstances described in the prospectus, the shareholder could receive, upon redemption of shares of a Fund, portfolio securities held by a Fund rather than cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund from which a redemption is being made during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities, and such valuation will be made as of the same time the redemption price is determined. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

                         CALCULATION OF PERFORMANCE DATA
                         -------------------------------

BERWYN FUND
-----------

The average annual total returns of the Berwyn Fund for the one year, five year and ten year periods ended December 31, 2008, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BF, are listed below:

      --------------------------------------------------------------------------
                                                  1 YEAR    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      Return Before Taxes                        -27.09%      0.65%      6.12%
      --------------------------------------------------------------------------
      Return After Taxes on Distributions        -27.10%     -0.49%      5.13%
      --------------------------------------------------------------------------
      Return After Taxes on Distributions
         and Sale of Fund Shares                 -17.58%      0.77%      5.33%
      --------------------------------------------------------------------------

The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions, the taxes due on distributions during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short-term capital gain rates for short-term capital gain distributions and long-term capital gain rates for long-term capital gains. To determine the average annual total returns after taxes on distributions and sale of Fund shares, BF would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5 and 10 year periods. The amounts remaining after the deductions for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual total returns listed above, BF may also calculate its total returns on a calendar year basis. Listed below are BF's total returns for each of the past 10 calendar years:

                              1999          -4.60%
                              2000           2.10%
                              2001          28.93%
                              2002          -6.88%
                              2003          50.01%
                              2004          22.83%
                              2005          12.18%
                              2006           6.71%
                              2007          -3.68%
                              2008         -27.09%

BF calculates the total return for a calendar year by determining the redeemable value on the last day of the year of a $1,000 investment made at the beginning of the year, with dividends and capital gains reinvested on the reinvestment date, and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

BERWYN INCOME FUND
------------------

The average annual total returns of the Berwyn Income Fund for the one year, five year and ten year periods ended December 31, 2008, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BIF, are listed below:

      --------------------------------------------------------------------------
                                                  1 YEAR    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      Return Before Taxes                        -10.19%      2.79%      5.94%
      --------------------------------------------------------------------------
      Return After Taxes on Distributions        -11.69%      1.15%      3.69%
      --------------------------------------------------------------------------
      Return After Taxes on Distributions
         and Sale of Fund Shares                  -6.39%      1.59%      3.78%
      --------------------------------------------------------------------------

BIF calculates its average annual total returns before and after taxes using the same methods as BF. In addition to average annual total return listed above, BIF may also calculate its total returns on a calendar year basis. Listed below are BIF's total returns for each of the past 10 calendar years:

                              1999           0.83%
                              2000           6.05%
                              2001          14.12%
                              2002           9.38%
                              2003          16.23%
                              2004           7.98%
                              2005           1.96%
                              2006           8.65%
                              2007           6.83%
                              2008         -10.19%

BIF calculates the total return for a calendar year using the same method used by BF. All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

From time to time, BIF may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2 [(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that BIF owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. BIF's yield for the 30-day period ended December 31, 2008 was 8.26%.

BERWYN CORNERSTONE FUND
-----------------------

The average annual total returns of the Berwyn Cornerstone Fund for the periods ended December 31, 2008, as well as the average annual total returns after taxes on distributions and after taxes on distributions and sale of shares of BCF, are listed below:

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                            1 YEAR    5 YEARS     (MAY 1, 2002)
--------------------------------------------------------------------------------
Return Before Taxes                        -28.61%     -0.27%         2.01%
--------------------------------------------------------------------------------
Return After Taxes on Distributions        -28.71%     -0.78%         1.63%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
   and Sale of Fund Shares                 -18.46%     -0.10%         1.83%
--------------------------------------------------------------------------------

BCF calculates its average annual total returns before and after taxes using the same methods as BF. In addition to average annual total returns listed above, BCF may also calculate its total returns on a calendar year basis. Listed below are BCF's total returns for each full calendar year since inception:

                              2003          17.09%
                              2004          10.62%
                              2005           5.40%
                              2006          18.28%
                              2007           0.19%
                              2008         -28.61%

BCF calculates the total return for a calendar year using the same method used by BF. All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

OTHER PERFORMANCE INFORMATION
-----------------------------

From time to time the  performance of a Fund may be compared in  publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may also be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Further, the management of the Trust may compare the performance of BC and BCF to the performance of stock market indices such as the Dow Jones Industrial Average, the S&P 500 Index, the S&P MidCap 400 Index and the Russell 2000 Index. The performance of BIF may be compared to the performance of the Citigroup Broad Investment Grade Index, the Merrill Lynch High Yield Master II Index, the Citigroup High Yield Index and the Lipper Income Fund Index.

                               GENERAL INFORMATION
                               -------------------

The Trust is an open-end management investment company registered with the SEC pursuant to the 1940 Act and organized as a statutory trust under the laws of the State of Delaware on February 4, 1999. The Trust has three series: Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

Berwyn Fund is the successor to The Berwyn Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania in February, 1983, which was a no-load, non-diversified, open-end management investment company. In a reorganization approved by vote of the shareholders of The Berwyn Fund, Inc., and accomplished on April 30, 1999, all the assets and liabilities of The Berwyn Fund, Inc. were transferred to BF and the shareholders of The Berwyn Fund, Inc. became the shareholders of BF. Thereafter BF has carried on the business of The Berwyn Fund, Inc.

Berwyn Income Fund is the successor to Berwyn Income Fund, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania on December 26, 1986, which was a no-load, diversified, open-end management investment company. In a reorganization approved by vote of the shareholders of Berwyn Income Fund, Inc. and accomplished on April 30, 1999, all the assets and liabilities of Berwyn Income Fund, Inc. were transferred to BIF and the shareholders of Berwyn Income Fund, Inc. became shareholders of BIF. Thereafter BIF has carried on the business of Berwyn Income Fund, Inc.

Berwyn Cornerstone Fund was established by Trust's Board of Trustees on February 5, 2002 and the public offering of shares commenced on May 1, 2002.

Each Fund has authorized an unlimited number of shares of beneficial interest, without par value per share. Each share has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to shares of any Fund. All shares issued are fully paid and non-assessable. Shares of the Funds do not have cumulative voting rights.

TRANSFER AGENT AND ADMINISTRATOR
--------------------------------

The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of each Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Trust pays Ultimus a fee at the annual rate of 0.15% of the first $500 million of the average value of the aggregate daily net assets of the Funds, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion; provided, however, that the minimum fee is $15,000 per month. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

Ultimus was paid fees of $260,523, $320,449 and $38,082 by BF, BIF and BCF, respectively, during the fiscal year ended December 31, 2006. Ultimus was paid fees of $209,476, $329,375 and $39,855 by BF, BIF and BCF, respectively, during the fiscal year ended December 31, 2007. Ultimus was paid fees of $200,344, $330,194 and $39,030 by BF, BIF and BCF, respectively, during the fiscal year ended December 31, 2008.

CUSTODIAN
---------

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009.
Briggs, Bunting & Dougherty, LLP performs an annual audit of the Funds' financial statements and provides tax services as requested.

LEGAL COUNSEL
-------------

Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, is legal counsel to the Trust.

The Trust is not involved in any litigation or other legal proceedings.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons or entities who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN THE FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER OF SUCH FUND'S SHARES AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income all or a portion of which may be eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of December 31, 2008, the Funds had the following capital loss carryforwards.

--------------------------------------------------------------------------------
                            AMOUNT OF CAPITAL LOSS   EXPIRATION OF CAPITAL LOSS
FUND                        CARRYFORWARD             CARRYFORWARD
--------------------------------------------------------------------------------
Berwyn Fund                 $935,781                 December 31, 2016
--------------------------------------------------------------------------------
Berwyn Income Fund          $5,400,978               December 31, 2016
--------------------------------------------------------------------------------
Berwyn Cornerstone Fund     $23,346                  December 31, 2016
--------------------------------------------------------------------------------

A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount
("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (through reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition,  special tax  consequences  apply to  charitable  remainder  trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              FINANCIAL STATEMENTS
                              --------------------

The audited financial statements of the Funds for the year ended December 31, 2008 and the report thereon of Briggs, Bunting & Dougherty, LLP, the Trust's independent registered public accounting firm, included in the 2008 Annual Report of the Funds, are incorporated herein by reference. An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 800-992-6757. The Annual Report is also available for download at the Funds' website (www.theberwynfunds.com).

                                   APPENDIX A
                                   ----------

DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's") and Standard &Poor's(R) ("S&P") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P(R) are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

LONG-TERM CREDIT RATINGS

Moody's
-------

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations  rated "Baa" are subject to moderate  credit risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
---

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

NOTES TO CREDIT RATINGS

Moody's
-------

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P
---

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

                                   APPENDIX B
                                   ----------

                                THE BERWYN FUNDS

                               PROXY VOTING POLICY

Background

The board of directors of The Berwyn Funds has authorized The Killen Group, Inc., the investment advisor to the Funds, to vote the proxies of all securities held by the Funds. The following guidelines are intended to assist the advisor when considering certain issues.

Action
------

It is the responsibility of The Killen Group's Investment Committee to review all proxy materials received and decide how to vote. The Investment Committee has delegated this responsibility to the Research Department, which may, if in doubt how to vote, seek the full Investment Committee's guidance on specific issues.

Policy Overview

The primary goal of The Killen Group is to maximize the economic value of the investments that we make for our individual clients and for our mutual fund shareholders. We believe that this goal is primarily achieved through the purchase and sale of investment securities. Another means by which we fulfill our obligation to our clients is by diligently exercising our responsibility to vote proxies. The latter responsibility can be an effective method of ensuring proper corporate governance on the part of a company's directors and management.

The keystone to The Killen Group's investment style is its reliance on in-depth research prior to purchasing an investment. Part of this process involves a review of the candidate company's management team and its past record of corporate governance. As a consequence, for those companies that are eventually approved for purchase, we are more likely than not to support recommendations of the board of directors when voting proxies. In the final analysis, however, we will vote proxies in a prudent and diligent fashion after careful evaluation of the issues and in a manner that we believe will result in maximizing the long-term value of the investment to our clients.

We have developed the following guidelines to assist in deciding how to vote on certain issues. We may, however, vary from these guidelines if there is, in our opinion, a compelling reason to do so. In the latter case, the rationale for deviating from the guidelines will be documented and a record of the action maintained.

Boards of Directors

We believe  that a majority  of  directors  should be  independent  and that the
audit,   compensation  and  nominating   committees  should  consist  solely  of
independent directors and will vote in favor


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

of proposals that ensure such independence. We generally support separating the positions of chairman and chief executive officer. We support proposals that provide that directors be elected on an affirmative vote of the majority of votes cast.

Notwithstanding the above, the failure of a company to have a majority of independent directors or all independent directors on key committees or to separate the positions of chairman and chief executive officer may not cause The Killen Group to vote against a director if, in our judgment, the individual's interests are closely aligned with those of shareholders.

Generally, The Killen Group will vote for those nominees recommended by the board of directors after considering such factors as board meeting attendance, compensation from the company for services other than board membership, nominees that are party to an interlocking directorship and the nominee's past support of principles of good corporate governance.

Auditors

We believe the relationship between a public company and its auditors should be limited to the audit engagement and closely related activities that do not raise any question of compromised independence. We will vote in favor of proposals to prohibit or limit fees paid to auditors for non-audit services.

Executive Compensation

We believe that equity based compensation plans approved by a company's shareholders can be an effective way of aligning the interests of shareholders and management. However, we will vote against such plans that substantially dilute our ownership interest, that appear to be excessively generous, that have below market value exercise prices on the date of issuance or that allow the re-pricing of underwater stock options without shareholder approval. We will normally vote in favor of proposals to require the expensing of options. We will generally oppose proposals that give shareholders the right to vote on executive compensation as we believe this could create a competitive disadvantage for the company.

Shareholder Rights

The Killen Group supports all shareholders having an equal opportunity to effect change at the company in which they have invested. Consequently, we will normally vote against proposals for super majority voting rights, against the adoption of poison pill plans and against proposals for different classes of stock with different voting rights.

Capital Structure

Proposals to change a company's corporate structure may include common or preferred stock authorizations, share repurchase programs, stock splits (or reverse splits) and debt authorizations. We will generally vote with management's recommendations so long as they appear to be aligned with the best interests of shareholders, do not appear to be an anti-takeover device or intended to entrench current management and do not create an excessive debt burden. Because it is principally believed to be an anti-takeover device, we will generally vote against proposals to establish a staggered board. However, we will not necessarily vote against the re-election of a staggered board.


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Social Responsibility

Although The Killen Group believes corporations have an obligation to be responsible corporate citizens, we generally will not support social, environmental or political initiatives if they can not be shown to have a positive economic impact on the company.

Restructurings, Mergers and Acquisitions

When shareholders are asked to vote on restructurings, mergers, acquisitions and similar proposals, it is because they are material to the ongoing nature and health of the company and require the analysis of multiple factors. Accordingly, The Killen Group will weigh each such proposal on a case by case basis.

Conflict of Interest

Any committee member who is affiliated in any manner with the issuer of a proxy, including stock ownership, directorship or employment of a family member, shall not participate in the decision on the proxy.

In addition, if The Killen Group has a business relationship, as defined below, with the issuer of a proxy and there is a proxy contest, the proxy will be referred to a proxy service, selected by the Fund'' outside legal counsel, for a vote.

A business relationship will be considered to exist if The Killen Group provides advisory services to the issuer, to a person or persons who owns 5% or more of the issuer's stock or to the chief executive or financial officers of the issuer.

Records
-------

For securities held by The Berwyn Funds, proxy records for each fund shall be maintained by the Research Department and shall include information specified on Form N-PX as required by Rule 30b1-4 of the Investment Company Act. The records shall be preserved for at least six years. Proxy information shall be recorded even if The Killen Group abstains from voting. This proxy voting record shall be made available to Fund shareholders on the Funds' Web site.

Revised  11/18/08


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